                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 18, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                  001-13533               74-2830661
-------------------------------   -------------------   ------------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)        Number)            Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Scott Hartman

On December 18, 2007, Scott Hartman was terminated as the Chief Executive
Officer of NovaStar Financial, Inc. (the "Company") and resigned from the
Company's Board of Directors, both effective as of January 3, 2008.

In connection with Mr. Hartman's termination, the Company and Mr. Hartman are currently negotiating the terms of a separation agreement, the terms of which are expected to be materially consistent with the terms of Mr. Hartman's employment agreement. Once executed, the Company will file a Form 8-K to disclose the material terms and conditions of such agreement.

Lance Anderson

Effective as of January 3, 2008, Lance Anderson, age 47, will assume the responsibilities of Chief Executive Officer and Chairman of the Board of the
Company in addition to his current responsibilities as President and Chief
Operating Officer and director. Mr. Anderson has been President and Chief
Operating Officer and a director of the Company since 1996. Prior to joining the
Company, Mr. Anderson served as Executive Vice President of Dynex Capital, Inc., formerly Resource Mortgage Capital, Inc., a New York Stock Exchange listed real estate investment trust (Dynex). In addition, Mr. Anderson was President and
Chief Executive Officer of Dynex's single-family mortgage operation, Saxon
Mortgage. Prior to joining the Company, he had been at Dynex since October 1989.

Gregory Metz

On December 18, 2007, Gregory Metz was terminated as the Chief Financial Officer of the Company, effective as of January 3, 2008.

In connection with Mr. Metz's termination, the Company and Mr. Metz are currently negotiating the terms of a separation agreement, the terms of which are expected to be materially consistent with the terms of Mr. Metz's employment agreement except that the Company expects that it will waive Mr. Metz's non-competition obligations under his employment agreement. Once executed, the
Company will file a Form 8-K to disclose the material terms and conditions of such agreement.

Rodney Schwatken

Effective as of January 3, 2008, Rodney Schwatken, age 44, will assume the responsibilities of Chief Financial Officer of the Company. Since March 2006,
Mr. Schwatken has been the Company's Vice President - Strategic Initiatives where he was

responsible for special projects, generally related to corporate development and management of the Company's strategic transactions. From March 1997 until March
2007, Mr. Schwatken held various titles including Vice President, Secretary,
Treasurer and Controller (Chief Accounting Officer) of the Company and was
responsible for corporate accounting, including implementation of accounting policies and procedures and developing and implementing proper internal control over all financial recordkeeping. From June 1993 to March 1997, when he joined the Company, Mr. Schwatken was Accounting Manager with U.S. Central Credit
Union, a $30 billion dollar investment, liquidity and technology resource for the credit union industry. From January 1987 to June 1993, Mr. Schwatken was employed by Deloitte & Touche LLP in Kansas City, Missouri, most recently as an audit manager.

In connection with Mr. Schwatken's appointment as Chief Financial Officer of the
Company, the Company and Mr. Schwatken are currently negotiating the terms of an employment agreement. Once executed, the Company will amend this Form 8-K to disclose the material terms and conditions of such agreement.

A copy of the Press Release announcing the foregoing management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Deferred Compensation Plan

On December 18, 2007, the Company's Board of Directors terminated, effective as of December 31, 2007, the NovaStar Mortgage, Inc. Deferred Compensation Plan
(the "Deferred Compensation Plan") and accelerated the vesting of all Company contributions to the Deferred Compensation Plan. As a result of this termination, the following executives will receive the following on or about
January 2, 2008:

                                                     NovaStar Financial, Inc.
Name                              Cash(1)                 Common Stock

Scott Hartman                     $2,114,286.69          70,895   shares
Lance Anderson                    $1,828,559.78          34,683   shares
Greg Metz                         -0-                    -0-
Rodney Schwatken                  $54,119.81             861      shares
Michael Bamburg                   $480,858.54            15,710   shares
David Pazgan                      -0-                    -0-

(1)  The cash amounts represent the current value of the amounts invested in various investment alternatives under the Deferred Compensation Plan. The actual amount of cash distributed will depend on the investment performance of these alternatives between the date this report is filed and the date the distribution is made. Therefore, the amounts actually distributed may be higher or lower than the amounts referenced above.

All amounts the executives will receive as a result of the termination of the
Deferred Compensation Plan represent amounts the executives previously received for services rendered to the Company, but deferred for tax planning purposes.
These amounts do not represent additional compensation being paid to the executives.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           NovaStar Mortgage, Inc. Deferred Compensation Plan Amended and
               Restated Effective as of December 31, 2007

99.1           Press Release dated December 20, 2007, "NovaStar Financial
               Announces Management Changes"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2007              NOVASTAR FINANCIAL, INC.

                                       /s/ LANCE ANDERSON
                                       -----------------------------------------
                                       Lance Anderson,
                                       President and Chief Operating Officer

                                Index of Exhibits

Exhibit No.    Document

10.1           NovaStar Mortgage, Inc. Deferred Compensation Plan Amended and
               Restated Effective as of December 31, 2007

99.1           Press Release dated December 20, 2007, "NovaStar Financial
               Announces Management Changes"